The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Municipal Bond Fund

Prospectus Supplement

April 5, 2016

Dear Investor,

The purpose of this supplement to the Prospectus of the UBS Municipal Bond Fund series (the "Fund") of The UBS Funds dated October 28, 2015, as supplemented, is to provide you with updated information regarding the Fund.

Effective June 1, 2016, the Prospectus is hereby supplemented accordingly as shown below.

The section captioned “Fees and expenses” and sub-captioned “Annual fund operating expenses” on page 13 of the Prospectus is revised by replacing footnote 1 to the fee table in its entirety with the following:

Purchases of $500,000 or more that were not subject to a front-end sales charge are subject to a 0.75% CDSC if sold within one year of the purchase date.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-809

The UBS Funds	SAI Supplement

The UBS Funds
UBS Municipal Bond Fund

Supplement to the Statement of Additional Information

April 5, 2016

Dear Investor,

The purpose of this supplement to the Statement of Additional Information (“SAI”) of The UBS Funds (the "Trust") dated October 28, 2015, as supplemented, is to provide you with updated information regarding the UBS Municipal Bond Fund.

Effective June 1, 2016, the SAI is hereby supplemented accordingly as shown below.

The section captioned “General information about the Trust” on page 5 of the SAI is revised by replacing the fourth sentence of the first paragraph in its entirety with the following:

Class A shares have a front-end sales charge, a contingent deferred sales charge (“CDSC”) on purchases over $1 million ($500,000 for the UBS Municipal Bond Fund) and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-807